UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2007
SHEARSON FINANCIAL NETWORK, INC.
(Exact name of registrant as specified in charter)

Nevada	000-32745	88-0471353
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2470 St. Rose Parkway, Suite 314
Henderson, Nevada		89074
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 868-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Shearson Financial Network, Inc. (the “Company”) filed a Certificate of Change to its Certificate of Incorporation (the “Certificate of Change”) with the Secretary of State of Nevada effective October 29, 2007. The Certificate of Change was filed to  increase the number of authorized shares of common stock from 5,000,000 shares to 300,000,000 shares.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Name

3.5	Certificate of Change

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHEARSON FINANCIAL NETWORK, INC.

Dated: October 31, 2007	By: /s/ Michael A. Barron
Name: Michael A. Barron
Title: Chief Executive Officer